EXHIBIT 10.7

Employee Agreement

Employer(A)	Company Name		ROKIT Healthcare, Inc	CEO	Seok Hwan You
	Address		12 Floor, 10-9 Digitalro 10 Gill 9, Geumchun Gu, Seoul
Employee(B)	Name	Min Gu Lee		ID number
	Address			Phone
We hereby enter into an employment contract, promising to faithfully fulfill the working conditions below. - Below-
Working Place	All locations necessary for ROKIT Healthcare, Inc to perform its business			Department	Administration
Start Date	5/14/2019	Contract Date	1/1/2020	HQ/Branch	HQ
Working day and hours

Working day and hours 1. Working days and hours are based on Monday through Friday: 9:00 AM to 6:00 PM, with 12 hours of overtime per week (if necessary for business purposes).2. "A" may require overtime work of up to 12 hours per week depending on company circumstances, and "Party B" agrees to this. 3. "A" may require night work and holiday work if necessary for business purposes, and "B" agrees to this.                              Min Gu Lee                               (Signature)___________

Salary	1. Monthly salary of "B" consists of as follows 2. Monthly salary classifications (1) Base salary(Before Tax) is KRW 6,833,333. (Annual Salary KRW820,000,000 Severance pay will be paid separately)
	Classification	Amount	Time	ETC
	follows. Base	W4,977,000	209hours	Regular wage, equivalent to 209 hours per month (40 hours per wee + 8 hours of weekly holiday pay) x 4.345 weeks

	Overtime Pay	W1,857,000	78hours	Monthly 78 hours(Monthly52 hours* 150% )
	Monthly Total	W6,834,000

3.  “B”’s monthly salary is paid into the bank account under “B”’s name on the 1st of each month. (Salary calculation period: 1st to last day of the previous month)

4.  Monthly salary is calculated based on the date of employment and paid, and training salary may be applied during the training period.

5.  "B" shall not disclose his/her wages to any other officer or employee of Party A and shall maintain strict confidentiality. Furthermore, "B" shall not seek to know the wages of other officers or employees, and shall not disclose such information even if he/she has obtained such information unfairly.

6.  In principle, absence, early departure, and going out are unpaid. The wages of "B" are paid after deducting the four major insurance premiums and withholding tax, etc..

Break Time	Break time is 1 hour from 12:30PM to 1:30PM, and it can be changed according to work schedule.
Vacation

1.  "A" grants "B" statutory leave, including annual paid leave, in accordance with labor-related laws and regulations and employment regulations.

2.  "B" must submit an "Annual Leave Use Application" and obtain approval prior to using annual leave. If "A" finds it difficult to grant leave due to business-related circumstances, it may change the timing of the leave.

Holiday

“A” guarantees “B” (1) weekly holidays (condition of attending regular workdays per week) and (2) Labor Day (May 1) as paid holidays in accordance with labor relations laws. 3) Holidays and substitute holidays pursuant to the “Regulations on Public Holidays in Government Offices” are recognized as paid holidays.

Employee Responsibility

1.  Duty of Confidentiality and Non-Competition: "B" must maintain confidentiality of information acquired during the performance of its duties and is bound by a non-compete obligation during employment and after retirement. {Appendix 2] Confidentiality Agreement, Non-Competition Agreement     Min Gu Lee (Signature)

2.  Duty of Reporting: Any incidents or accidents occurring during work must be reported to a manager immediately or within 24 hours.

Discipline

1.  In the case of unauthorized absence, (1) a warning will be issued for one day of unauthorized absence, followed by a one-day salary deduction. (2) Unauthorized absences of three or more days will result in dismissal.

2.  Work-related disciplinary actions are as follows:

a.  If a false report of work is made, causing significant damage to the business, the employee will be immediately dismissed.

b.  If a statement of account is submitted three or more times within one month for reasons such as failure to follow work-related instructions, absence, tardiness, or rudeness, the employee will be dismissed.

c.  If the employee engages in verbal abuse, violence, or fighting with other employees, the employee will be referred to the Personnel Committee and dismissed.

Resignation and handover obligations

1.  If "B” resigns due to personal reasons, he/she must submit a letter of resignation at least 30 days prior to the scheduled retirement date and hand over responsibility to his/her successor. If he/she fails to report to work without approval of his/her resignation, it will be considered an unauthorized absence and he/she will be liable for damages. [Attachment 3. Handover Pledge]

2.  To prove the above agreement, this agreement is prepared in duplicate, with each party retaining one copy.

ETC	Matters concerning working conditions not specified in this contract shall be governed by the various provisions of laws and

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Issuance of employment contract	I confirm that I receive this employee agreement ( /s/ Min Gu Lee(Signature) )
7/10/2021 ( Employer ) ( Employee ) Min Gu Lee Company Name : ROKIT Healthcare, Inc # (Signature) CEO /s/ Seok Hwan You (Signature)

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근 로 계 약 서

(갑) 사용자	상 호	주식회사 로킷헬스케어	대표자	유석환
	주 소	서울 금천구 디지털로10길9, 12층 (가산동, 하이힐빌딩)		
(을) 근로자	성 명	이민구	주민번호	[redacted]
	주 소	[redacted]	전화번호	[redacted]

아래의 근로조건을 성실히 이행할 것을 약정하고 근로계약을 체결한다.

\- 아 래 -

근로장소	주식회사 로킷헬스케어의 업무수행에 필요한 모든장소	업 무	관리직
입사일	2019-05-14	본점/지점	본점
계약 체결일	2020년 01월 01일		

근무일 및 근로시간

1. 근무일 및 근로시간은 월~금 : 09:00~18:00 및 1주 12시간 연장근로(업무상 필요한 경우)을 기준으로 한다.
2. "갑"은 회사 사정에 따라 1주일에 12시간의 범위 내에서 연장근로를 명할 수 있으며, "을"은 이에 동의한다.
3. "갑"은 업무상 필요한 경우 야간근로 및 휴일근로를 명할 수 있으며, "을"은 이에 동의한다. 이민구 (서명)

임 금

1. "을"의 월 급여는 다음 금액으로 한다.
2. 월 급여의 구성항목
   (1) 임금은 세전 ₩ 6,833,333 **원으로 한다.** (연봉 ₩ 82,000,000 퇴직금 별도)
   (2) 월 급여는 약정한 근로시간에 따라 근무형태 분석을 통해 지급하며, 구체적인 내역은 다음과 같다.

항 목	금 액	시간	비 고
기본급	₩4,977,000	209시간	통상임금, 월 환산 209시간 (1주 40시간+주휴수당 8시간)×4.345주
연장근로수당	₩1,857,000	52시간	월환산 78시간(월52시간x150%)
월 급여 총액	**₩6,834,000**		

3. "을"의 월 급여는 **매월 1일** "을"의 명의로 된 예금통장에 지급한다.**(급여 산정기간 : 전월 1 일 ~ 말일)**

휴게시간

"을"의 휴게시간 : 1시간(12:30~13:30), 단 휴게시간 구간은 업무스케쥴에 따라 변경할 수 있다.

휴 가

1. "갑"은 "을"에게 노동관계법령 및 취업규칙에서 정하는 바에 따라 연차유급휴가 등 법정휴가를 부여한다.
2. "을"은 연차휴가 사용 이전에 "연차휴가사용 신청서"를 제출하여 승인을 얻어야 하며, "갑"은 회사의 업무상 사정으로 휴가를 부여하기 어려운 경우 그 시기를 변경할 수 있다.

휴 일

"갑"은 "을"에게 노동관계 법령에 따라 (1) 주휴일(1주간 소정근로일 개근 조건), (2) 근로자의 날(5. 1)을 유급휴일로 보장한다. (3)「관공서의 공휴일에 관한 규정」에 의한 휴일 및 대체공휴일등을 유급휴일로 인정한다.

근로자의 의무

1. 비밀유지의무 및 경업금지의무 : "을"은 업무수행 중 지득한 비밀을 유지하여야 하며, 재직중 또는 퇴직 후 경업금지의무를 부담한다. [별첨 2] 비밀유지서약서, 경업금지서약서 이민구 (서명)
2. 보고의무 : 근무 중 발생한 사건 및 사고는 반드시 관리자에게 즉시 또는 24시간 이내에 보고를 하여야 한다.

징계

1. 무단결근의 경우 (1) 1일 무단결근 시 경고 후 1일분 급여삭감, (2) 3일이상 무단 결근시 해고처분을 할 수 있다.
2. 업무상 징계는 다음과 같이 정한다.
   가. 거짓으로 업무 등의 보고를 하여 당 사업장에 막대한 피해를 입힌 경우 즉시 해고한다.
   나. 업무상 지시 불이행, 결근, 지각, 불친절 등의 사유로 1개월간 3회 이상 시말서를 제출하는 경우 해고한다.
   다. 직원들과의 폭언, 폭력 및 싸움등을 할 경우 인사위원회 회부 및 해고한다.

사직과 인수인계의무

1. "을"은 개인사정으로 사직할 경우 퇴직예정일 30일 이전에 사직서를 제출하여야 하고, 후임자에게 인수인계를 하여야 하며, 사직의 승인 없이 출근하지 아니할 경우 무단결근으로 처리하고 손해배상을 하여야 한다. [별첨 3. 인수인계 서약서]
2. 상기 계약을 증명하기 위하여 본 계약서를 2부 작성하여 각각 1부씩 보관한다.

기타

본 계약서에 정하지 아니한 근로조건에 대한 사항은 법령 및 취업규칙상의 제반 규정에 따른다.

근로계약서 교 부

상기 근로계약서를 정히 교부받았음을 확인합니다. (이민구 (인))

2020년 02월 14일

(사 용 자)

주식회사 로킷헬스케어

대 표 유석환 (인)

(근 로 자)

성 명 : 이민구 (인)

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